++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++
+                                                                              +
+INFORMATION CONTAINED HEREIN IS SUBJECT TO COMPLETION OR AMENDMENT. A         +
+REGISTRATION STATEMENT RELATING TO THESE SECURITIES HAS BEEN FILED WITH THE + +SECURITIES AND EXCHANGE COMMISSION. THESE SECURITIES MAY NOT BE SOLD NOR MAY +
+OFFERS TO BUY BE ACCEPTED PRIOR TO THE TIME THAT A FINAL PROSPECTUS IS        +
+DELIVERED. THIS PRELIMINARY PROSPECTUS SHALL NOT CONSTITUTE AN OFFER TO SELL + +OR THE SOLICITATION OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THESE + +SECURITIES IN ANY STATE IN WHICH SUCH OFFER, SOLICITATION OR SALE WOULD BE + +UNLAWFUL PRIOR TO REGISTRATION OR QUALIFICATION UNDER THE SECURITIES LAWS OF +
+ANY SUCH STATE.                                                               +
++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++++

                                LEGACY ENHANCER

         FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY (THE "POLICY")

                                   ISSUED BY

                AMERICAN GENERAL LIFE INSURANCE COMPANY ("AGL")

                                  HOME OFFICE:

         (Express Delivery)                                  (US Mail)
        2727-A Allen Parkway                          Variable Universal Life
      Houston, Texas 77019-2191                           Administration
        PHONE: 1-888-325-9315                              P.O. Box 4880
          or 1-713-831-3443                          Houston, Texas 77210-4880
         FAX: 1-713-620-3857

Investment options. You may invest in the following variable investment options and change your selections from time to time:


  BT INSURANCE FUNDS TRUST  MORGAN STANLEY UNIVERSAL AMERICAN GENERAL SERIES
                             FUNDS, INC.              PORTFOLIO COMPANY
  . Equity 500 Index        . Equity Growth          . Money Market
  . EAFE Equity Index
----------------------------------------------------------------------------
  AIM VARIABLE INSURANCE                             ROYCE CAPITAL FUND
   FUNDS, INC.
  . AIM V.I. Value                                   . Royce Total Return


  SEPARATE PROSPECTUSES CONTAIN MORE INFORMATION ABOUT THE MUTUAL FUNDS ("FUNDS" OR "MUTUAL FUNDS") IN WHICH WE INVEST THE ACCUMULATION VALUE THAT YOU ALLOCATE TO ANY OF THE ABOVE-LISTED INVESTMENT OPTIONS. THE FORMAL NAME OF EACH
SUCH FUND IS SET FORTH IN THE CHART THAT APPEARS ON PAGE    . YOUR INVESTMENT
RESULTS IN ANY SUCH OPTION WILL DEPEND ON THOSE OF THE RELATED FUND. THEREFORE, YOU SHOULD BE SURE YOU ALSO READ THE PROSPECTUS OF THE MUTUAL FUND FOR ANY SUCH INVESTMENT OPTION YOU MAY BE INTERESTED IN. YOU CAN REQUEST FREE COPIES OF ANY OR ALL OF THE MUTUAL FUND PROSPECTUSES FROM YOUR AGL REPRESENTATIVE OR FROM US AT OUR HOME OFFICE LISTED ABOVE.

  Other choices you have. During the insured person's lifetime, you can (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested, (3) choose, within limits, when and how much you invest, and (4) choose whether the amount you have invested under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary.

  Charges and expenses. We deduct charges and expenses from the amounts you
invest. These are described beginning on page    .

  Right to return. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund any premiums paid adjusted to reflect investment experience. (In some states, we will return premiums paid as required by state law.) To exercise your right to return your Policy, you must mail it directly to the Home Office address shown on the first page of this prospectus or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the above-listed investment options as you have chosen. Any additional premium we receive during the 15-day period will also be invested in the money market division and allocated to the investment options at the same time as your initial premium.

  PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. THIS PROSPECTUS CONTAINS INFORMATION THAT YOU SHOULD KNOW BEFORE INVESTING IN A POLICY. THE POLICIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

  THE POLICIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

THIS BOOKLET IS CALLED A "PROSPECTUS." ITS DATE IS              , 1998

                           GUIDE TO THIS PROSPECTUS

  This booklet (which is called a "prospectus") contains information that you should know before you purchase a Legacy Enhancer policy ("Policy") or exercise any of your rights or privileges under a Policy.

  Basic Information. Here are the page numbers in this prospectus where you may find answers to most of your questions:

                                                                PAGE TO SEE
                BASIC QUESTIONS YOU MAY HAVE                 IN THIS PROSPECTUS
                ----------------------------                 ------------------
 . What is the Policy?.......................................
 . How can I invest money in a Policy?.......................
 . How will the value of my investment in a Policy change
  over time?................................................
 . What is the basic amount of insurance ("death benefit")
  that AGL pays when the insured person dies?...............
 . What charges will AGL deduct from my investment in a
  Policy?...................................................
 . What charges and expenses will the Mutual Funds deduct
  from amounts I invest through my Policy?..................
 . Must I invest any minimum amount in a Policy?.............
 . How can I change my Policy's investment options?..........
 . How can I change my Policy's insurance coverage?..........
 . What additional rider benefits might I select?............
 . How can I access my investment in a Policy?...............
 . Can I choose the form in which AGL pays out proceeds from my Policy?................................................
 . To what extent can AGL vary the terms and conditions of
  the Policy in particular cases?...........................
 . How will my Policy be treated for income tax purposes?....
 . How do I communicate with AGL?............................

  Illustrations of a hypothetical policy. Starting on page     , we have
included some illustrations of how the values of a hypothetical Policy would change over time, based on certain assumptions we have made. Because your circumstances may vary considerably from our assumptions, your AGL representative will also provide you with a similar hypothetical illustration that is more tailored to your own circumstances and wishes.

  Additional information. You may find the answers to any other questions you
have under "Additional Information" beginning on page     or in the form of
our Policy. A table of contents for the "Additional Information" portion of
this prospectus also appears on page   . You can obtain copies of our Policy
form from (and direct any other questions to) your AGL representative or our Home Office (shown on the first page of this Prospectus).

  AGL's financial statements. We have included our financial statements in
this prospectus. These begin on page    .

  Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the back of this prospectus. That index will tell you on what page you can read more about many of the words and phrases that we use.

                         BASIC QUESTIONS YOU MAY HAVE

HOW CAN I INVEST MONEY IN A POLICY?

  Premium payments. We call the investments you make in a Policy "premiums" or "premium payments." The amount we require as your first premium varies depending on the specifics of your Policy and the insured person. We can refuse to accept a subsequent premium payment that is less than $50. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount.

  Limits on premium payments. In certain circumstances, we may refuse to accept an additional premium if the insured person does not provide us with adequate evidence that he/she continues to meet our requirements for issuing insurance or if the additional premium would cause the "net amount at risk" to exceed the Maximum Net Amount at Risk, as set out in your Policy. The net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. The term
"accumulation value" is described on page    .

  Checks and money orders. Premiums must be by check or money order drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the first premium must be sent directly to our Home Office at the appropriate address shown on the first page of this prospectus.

  Other ways to pay premiums. We also accept premium payments by bank draft, wire, or by exchange from another insurance company. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Home Office shown on the front page of this prospectus.

  Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed.

  Under dollar cost averaging, we automatically make transfers of your accumulation value from the money market investment option to one or more of the other investment options that you choose. You tell us whether you want these transfers to be made monthly, quarterly, semi-annually or annually; and we make the transfers as of the end of the valuation period that contains the day of the month that you select other than the 29th, 30th or 31st day of the month. The term "valuation period" is described on page . You must have at least $100,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $5,000. You cannot participate in dollar cost averaging while also using automatic rebalancing (discussed below). Dollar cost averaging ceases upon your request, or if your accumulation value in the money market option becomes exhausted.

  Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each investment option under your Policy to correspond to your then current premium allocation designation. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. The date automatic rebalancing occurs will be based on the date of issue of your Policy. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your policy was issued. You must have a total accumulation value of at least $100,000 to begin automatic rebalancing. You cannot participate in this program while also participating in dollar cost averaging (discussed above). Rebalancing terminates upon your request.

HOW WILL THE VALUE OF MY INVESTMENT IN A POLICY CHANGE OVER TIME?

  Your accumulation value. From each premium payment you make, we deduct the
charges that we describe on page     under "Deductions from each premium
payment." We invest the rest in one or more of the investment options listed on the first page of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

  Your investment options. We invest the accumulation value that you have allocated to any investment option in shares of a Mutual Fund that follows investment practices, policies and objectives that are appropriate to that option. Over time, your accumulation value in any investment option will increase or decrease by the same amount as if you had invested in the related Fund's shares directly (and reinvested all dividends and distributions from the Fund in additional Fund shares); except that your accumulation value will be reduced by certain charges that we deduct. We describe these charges
beginning on page     under "What charges will AGL deduct from my investment
in a Policy?"

  Other important information about the Mutual Funds that you can choose is included in the separate prospectuses for those Funds. This includes information about the investment performance that each Fund's investment manager has achieved. Additional free copies of these prospectuses are available from your AGL representative or from our Home Office shown on the first page of this prospectus.

  Policies are "non-participating." The Policies are not "participating." Therefore, you will not be entitled to any dividends from AGL.

WHAT IS THE BASIC AMOUNT OF INSURANCE ("DEATH BENEFIT") THAT AGL PAYS WHEN THE INSURED PERSON DIES?

  Your specified amount of insurance. In your application to buy a Legacy Enhancer Policy, you will tell us how much life insurance coverage you want on the life of the insured person. We call this the "specified amount" of insurance.

  Your death benefit. The basic death benefit we will pay is reduced by any outstanding Policy loans. You also choose whether the basic death benefit we will pay is

   . Option 1-The specified amount on the date of the insured person's death

                                    - or -

  . Option 2-The specified amount plus the Policy's accumulation value on the date of death.

  Under Option 2, your death benefit will tend to be higher than under Option
1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value will tend to be higher under Option 1 than under Option 2.

  We will automatically pay an alternative basic death benefit if it is higher than the basic Option 1 or Option 2 death benefit (whichever you have selected). The alternative basic death benefit is computed by multiplying your Policy's accumulation value on the insured person's date of death by the following percentages:

  TABLE OF ALTERNATIVE BASIC DEATH BENEFITS AS A PERCENTAGE MULTIPLE OF POLICY
                               ACCUMULATION VALUE

                          CASH VALUE ACCUMULATION TEST

                  % OF ACCUMULATION                                                    % OF ACCUMULATION
INSURED'S AGE ON        VALUE                                                                VALUE
     POLICY       ------------------                                                   ------------------
  ANNIVERSARY*    MALE FEMALE UNISEX     INSURED'S AGE ON POLICY ANNIVERSARY*          MALE FEMALE UNISEX
----------------  ---- ------ ------     ------------------------------------          ---- ------ ------
       18         691   830    715                        59                           196   226    202
       19         671   804    694                        60                           191   220    196
       20         652   778    674                        61                           186   214    191
       21         633   753    654                        62                           182   208    187
       22         615   729    635                        63                           177   202    182
       23         597   706    616                        64                           173   197    178
       24         579   683    597                        65                           169   191    173
       25         561   661    579                        66                           165   186    169
       26         544   640    561                        67                           162   181    166
       27         527   619    543                        68                           158   177    162
       28         510   597    526                        69                           155   172    158
       29         494   579    509                        70                           152   168    155
       30         478   560    492                        71                           149   164    152
       31         463   542    477                        72                           146   160    149
       32         448   524    461                        73                           143   156    146
       33         433   507    446                        74                           141   152    143
       34         419   490    431                        75                           138   149    141
       35         405   474    417                        76                           136   146    138
       36         392   459    404                        77                           134   143    136
       37         380   444    391                        78                           132   140    134
       38         367   429    378                        79                           130   137    132
       39         355   415    366                        80                           128   134    130
       40         344   402    354                        81                           126   132    128
       41         333   389    343                        82                           125   130    126
       42         323   377    332                        83                           123   128    124
       43         312   365    322                        84                           122   126    123
       44         303   354    312                        85                           120   124    121
       45         294   343    302                        86                           119   122    120
       46         285   333    293                        87                           118   121    119
       47         276   323    284                        88                           117   119    118
       48         268   313    276                        89                           116   118    117
       49         260   303    268                        90                           115   116    115
       50         252   294    260                        91                           114   115    114
       51         245   286    252                        92                           113   114    113
       52         238   277    245                        93                           112   112    112
       53         231   269    238                        94                           111   111    111
       54         225   261    231                        95                           110   110    110
       55         218   254    225                        96                           108   108    108
       56         212   247    219                        97                           107   107    107
       57         208   240    213                        98                           105   105    105
       58         201   233    207                        99                           104   104    104

--------
* Nearest birthday at the beginning of the Policy year in which the insured person dies.

WHAT CHARGES WILL AGL DEDUCT FROM MY INVESTMENT IN A POLICY?

  Deductions from each premium payment. There is currently no deduction from each premium payment you make. However, We have the right at any time to assess a charge not to exceed more than 1.5% on all future premium payments.

  Daily charge. We make a daily deduction at an annual effective rate of .75% of your accumulation value that is then being invested in any of the investment options. After a Policy has been in effect for 30 years, we intend to reduce the rate of this charge by .35%. Because the Policies were first offered in 1998, however, this decrease has not yet occurred for any outstanding Policy. Neither this decrease nor the current rate of .75% is guaranteed. Rather, we have the right at any time to raise this charge under your Policy to not more than .90%; except that in Texas and Oregon, until a Policy has been in effect for 30 years, this maximum is .35% higher.

  Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "amount at risk" on that date. Our amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and
(b) the then total accumulation value under the Policy. For otherwise identical Policies, a greater amount at risk results in a higher monthly insurance charge.

  For otherwise identical Policies, a higher cost of insurance rate also results in a higher monthly insurance charge. Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy.

  In general, our cost of insurance rates increase with the insured person's age. Therefore, the longer you own your Policy, the higher the cost of insurance rate will be. Also our cost of insurance rates will generally be lower (except in Montana) if the insured person is a female than if a male.

  Similarly, our current cost of insurance rates are generally lower for non-smokers than smokers. Insured persons who present particular health, occupational or avocational risks may be charged higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policy.

  Our cost of insurance rates also are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

  Transaction Fee. We will charge a $25 transaction fee for each partial surrender you make. This fee will be deducted pro-rata from all of the funds you then have in each investment option.

  Charge for taxes. We can make a charge in the future for taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value.

  Allocation of charges. You may choose from which of your investment options we deduct all monthly charges. If you do not have enough accumulation value in any investment option to comply with your selection, we will deduct these charges in proportion to the amount of accumulation value you then have in each investment option.

WHAT CHARGES AND EXPENSES WILL THE MUTUAL FUNDS DEDUCT FROM AMOUNTS I INVEST THROUGH MY POLICY?

  Each Mutual Fund pays its investment management fees and other operating expenses. Because they reduce the investment return of a Fund, these fees and expenses also will reduce indirectly the return you will earn on any accumulation value that you have invested in that Fund. These charges and expenses currently are as follows:

THE MUTUAL FUNDS' ANNUAL EXPENSES (1) (as a percentage of average net assets)

                                                OTHER FUND       TOTAL FUND
                            FUND MANAGEMENT     OPERATING        OPERATING
                               FEES AFTER     EXPENSES AFTER   EXPENSES AFTER
                                EXPENSE          EXPENSE          EXPENSE
       NAME OF FUND         REIMBURSEMENT(2) REIMBURSEMENT(2) REIMBURSEMENT(2)
       ------------         ---------------- ---------------- ----------------
The following funds of
BT INSURANCE FUNDS TRUST:
 Equity 500 Index..........       0.00%            0.30%            0.30%
 EAFE Equity Index.........       0.02%            0.63%            0.65%
The following fund of
MORGAN STANLEY UNIVERSAL
 FUNDS, INC.:
 Equity Growth.............       0.55%            0.30%            0.85%
The following fund of
AMERICAN GENERAL SERIES
 PORTFOLIO COMPANY:
 Money Market..............       0.50%            0.07%            0.57%
The following fund of
ROYCE CAPITAL FUND:
 Royce Total Return........       0.00%            1.35%            1.35%
The following fund of
AIM VARIABLE INSURANCE
 FUNDS, INC.:
 AIM V.I. Value............       0.62%            0.08%            0.70%

--------
(1) The annual expenses are estimated for the current fiscal year for the Equity 500 Index and EAFE Equity Index Funds, because neither of these Funds has financial statements covering a period of at least ten months.
(2) If certain voluntary expense reimbursements from the investment adviser were terminated, management fees and other expenses for the fiscal year ended in 1997 would have been as set out in the following table. Information about annual expenses excluding voluntary expense reimbursements is estimated for the Equity 500 Index and EAFE Equity Index Funds since neither of these Funds has financial statements covering a period of at least ten months.

                                                   FUND    OTHER FUND TOTAL FUND
                                                MANAGEMENT OPERATING  OPERATING
                 NAME OF FUND                      FEES     EXPENSES   EXPENSES
                 ------------                   ---------- ---------- ----------
Equity 500 Index...............................   0.20%      2.58%      2.78%
EAFE Equity Index..............................   0.45%      2.30%      2.75%
Royce Total Return.............................   1.00%      1.99%      2.99%

MUST I INVEST ANY MINIMUM AMOUNT IN A POLICY?

  Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to have us bill you. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial minimum premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero. The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero, as a result of the deductions we periodically make from your accumulation value.

  Policy lapse and reinstatement. If your Policy's cash surrender value does fall to zero, we will notify you and give you a grace period to pay at least the amount we estimate is necessary to keep your Policy in force for a reasonable time. If we don't receive your payment by the end of the grace period, your Policy will terminate without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within 5 years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. Also, you would have to pay certain extra amounts that we require. In the Policy form itself, you will find additional information about the values and terms of a Policy after it is reinstated.

HOW CAN I CHANGE MY POLICY'S INVESTMENT OPTIONS?

  Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

  Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. You may make transfers at any time. Unless you are transferring the entire amount you have in an investment option, each transfer must be at least
$5,000. See "Additional Rights That We Have" on page    .

  Transaction Fee. We will charge a $25 transaction fee for each transfer you make in excess of 12 per policy year.

  Maximum number of investment options. We can at any time limit the number of investment options you may use.

HOW CAN I CHANGE MY POLICY'S INSURANCE COVERAGE?

  Increase in coverage. You may at any time request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

  We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age and risk class of the insured person at the time of the increase.

  Change of death benefit option. You may at any time request us to change your coverage from death benefit Option 1 to 2 or vice-versa. If you change from Option 1 to 2, we also automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. If you change from Option 2 to 1, we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value.

  Tax consequences of changes in insurance coverage. Please read "Tax Effects"
starting on page     of this prospectus to learn about possible tax
consequences of changing your insurance coverage under your Policy.

WHAT ADDITIONAL RIDER BENEFITS MIGHT I SELECT?

  Under the terms of your Policy, there are currently no additional rider benefits available.

HOW CAN I ACCESS MY INVESTMENT IN A POLICY?

  Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans. We call this amount your "cash surrender value".

  Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $5,000. If the Option 1 death benefit is then in effect, we will also automatically reduce your Policy's specified amount of insurance by the amount of your withdrawal and any related charges. We will not permit a partial surrender if it would cause your accumulation value to fall below $100,000 or your death benefit to fall below the minimum specified in your Policy.

  You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the withdrawal in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

  Transaction Fee. We will charge a $25 transaction fee for each partial surrender you make. This fee will be deducted pro-rata from all of the funds you then have in each investment option.

  Policy loans. You may at any time borrow from us an amount equal to your Policy's cash surrender value (less $100,000, less our estimate of three months' charges and less the interest that will be payable on your loan through your next Policy anniversary; this rule is not applicable in all states). The minimum amount of each loan is $5,000 or, if less, the entire remaining loan value.

  We remove from your investment options an amount equal to your loan and hold that amount as additional collateral for the loan. We will credit your Policy with interest on this collateral amount at an effective annual rate of 4% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an effective annual rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

  You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

  You may repay all or part (but not less than $5,000) of your loan at any time prior to the death of the Insured while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan will be deducted from the proceeds we pay following the insured person's death.

  Preferred loan interest rate. We will credit a higher interest rate, but not more than 4.75%, on an amount of the collateral securing Policy loans taken out after the first 10 Policy years. The maximum amount of new loans that will receive this preferred loan interest rate for any year is (a) 10% of your Policy's accumulation value (including any loan collateral we are holding for your Policy loans) at the beginning of the Policy year or (b) if less, your Policy's maximum remaining loan value at that anniversary. We intend to set the rate of interest we credit to your preferred collateral amount equal to the loan interest rate you are paying, resulting in a zero net cost of borrowing for that amount. We have full discretion to vary the preferred rate, however, provided that it will always be greater than the rate we are then crediting in connection with regular Policy loans. Because we first offered the Policies in 1998, we have not yet applied the preferred loan interest rate to any Policy loan amounts.

  Maturity of your Policy. If the insured person is still living on the "Maturity Date" shown on page 3 of your Policy, we will automatically pay you the cash surrender value of the Policy, and the Policy will terminate. The maturity date is the Policy anniversary nearest the insured person's 100th birthday.

CAN I CHOOSE THE FORM IN WHICH AGL PAYS OUT THE PROCEEDS FROM MY POLICY?

  Choosing a payment option. You may choose to receive the full proceeds from the Policy as a single sum. This includes proceeds that become payable upon the death of the insured person, full surrender or the maturity date. Alternatively, you may elect that all or part of such proceeds be applied to one or more of the following payment options:

  .Option 1 - Equal monthly payments for a specified period of time.

  .Option 2 - Equal monthly payments of a specified amount until all amounts are paid out.

  .Option 3 - Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

  .Option 4 - Proceeds left to accumulate with interest.

  Additional payment options may also be available with our consent. We have the right to veto any payment option, if the payee is a corporation or other entity. You can read more about each of these options in our Policy form and in the separate form of payment contract that we issue when any such option takes effect.

  Within 60 days after the insured person's death, any payee entitled to receive proceeds as a single sum may elect one or more payment options.

  Interest rates that we credit under each option will be at least 3%.

  Change of payment option. You may change any payment option you have elected at any time while the Policy is in force and before the start date of the payment option.

  Tax impact. If a payment option is chosen, you or your beneficiary may have tax consequences. You therefore should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

TO WHAT EXTENT CAN AGL VARY THE TERMS AND CONDITIONS OF THE POLICIES IN PARTICULAR CASES?

  Listed below are some variations we may make in the terms of a Policy. Any variations will be made only in accordance with uniform rules that we establish.

  Policies purchased through "internal rollovers." We maintain published rules that describe the procedures necessary to replace the other life insurance we issue with one of the Policies. Not all types of other insurance we issue are eligible to be replaced with one of the Policies. Our published rules may be changed from time to time, but are evenly applied to all our customers.

  Policies purchased through term life conversions. Also, we maintain rules about how to convert term insurance to a Legacy Enhancer Policy. This is referred to as a term conversion. Term conversions are available to owners of term life insurance we have issued. Any right to a term conversion is stated in the term life insurance policy. Again, our published rules about term conversions may be changed from time to time, but are evenly applied to all our customers.

  State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which Legacy Enhancer Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

  Variations in expenses or risks. AGL may vary the charges and other terms of the Policies where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policies.

HOW WILL MY POLICY BE TREATED FOR INCOME TAX PURPOSES?

  Generally, death benefits paid under a Policy are not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, and therefore not subject to income tax.

  Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply.

  For further information about the tax consequences of owning a Policy,
please read "Tax Effects" starting on page    .

HOW DO I COMMUNICATE WITH AGL?

  When we refer to "you," we mean the person who is duly authorized to take any contemplated action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or charges among the investment options.

  General. You should mail or express checks and money orders for premium payments and loan repayments directly to our Home Office at the appropriate address shown on the first page of this prospectus.

  The following requests must be made in writing and signed by you: transfer of accumulation value; loan; full surrender; partial surrender; change of beneficiary or contingent beneficiary; change of allocation percentages for premium payments, loan repayments or charges; change of death benefit option or manner of death benefit payment; increase in specified insurance amount; addition or cancellation of, or other action with respect to, election of a payment option for Policy proceeds; tax withholding elections; and telephone transaction privileges. You should mail or express these requests to our Home Office at the appropriate address shown on the first page of this prospectus. You should also communicate notice of the insured person's death, and related documentation, to our Home Office.

  We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. A Service Request form covering many of these transactions is attached to the back of this prospectus. You will be asked to return your Policy when you request a full surrender. You may also obtain these forms from our Home Office or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

  Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will mail you a prompt written confirmation of the transaction. If many people seek to make telephone requests at or about the same time, or if our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. If this occurs, you should submit a written request. Also, if, due to malfunction or other circumstances, the recording of your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-888-325-9315.

  The Policies are not designed for professional market timing organizations or other entities utilizing programmed and frequent transfers. We reserve the right at any time and without prior notice to any party to terminate, suspend, or modify our policies or procedures regarding telephone requests or to cease permitting telephone requests altogether.

                 ILLUSTRATIONS OF HYPOTHETICAL POLICY BENEFITS

  To help clarify how our Policies work, we have prepared the following tables:

                                                                 PAGE TO SEE IN
      TABLE                                                      THIS PROSPECTUS
      -----                                                      ---------------
      Death Benefit Option 1-Current Charges....................
        Guaranteed Maximum Charges..............................

  The tables show how death benefits, accumulation values, and cash surrender values ("Policy benefits") under a hypothetical Legacy Enhancer Policies would vary over time if the investment options had constant hypothetical gross annual investment returns of 0%, 6% or 12% over the years covered by each table. The tables are for a 45 year-old male non-tobacco user. A single premium payment of $250,000 for an initial $733,762 of specified amount of coverage is assumed to be paid at issue. The illustrations assume no Policy loan has been taken.

  Although the tables below do not include illustrations of a Policy with an Option 2 death benefit, such a Policy would have higher death benefits, lower cash values, and a greater risk of lapse.

  Separate tables are included to illustrate both current and guaranteed maximum charges. The charges assumed in the current charge tables include a daily charge at an annual effective rate of .75% for the first 30 Policy years and .40% thereafter and current monthly insurance charges. The guaranteed maximum charge tables assume that these charges will include a daily charge at an .90% and an additional charge of 1.5% of every premium and guaranteed maximum insurance charges. In Texas and Oregon, the guaranteed maximum daily charge is .35% per annum higher for certain periods of time than the daily charges assumed in the maximum charge tables below. Therefore, an identical Policy sold in those states would have values less than those illustrated if we deducted the maximum charges.

  The charges assumed by both the current and guaranteed maximum charge tables also include 0.74% for expenses of the Mutual Funds, which is the unweighted average of the advisory fees payable with respect to each Mutual Fund, after
all reimbursements, as reflected on page    of this prospectus, plus the
weighted average of all other operating expenses of each such Fund after all
reimbursements, as reflected on page    of this prospectus.

  The second column of each table shows the effect of an amount equal to the premiums invested to earn interest, after taxes, of 5% compounded annually.

  Individual illustrations. On request, we will furnish you with a comparable illustration based on your Policy's characteristics. If you request illustrations more than once in any Policy year, we may charge $25 for the illustration.

                                LEGACY ENHANCER

SINGLE PREMIUM $250,000.00                    INITIAL SPECIFIED AMOUNT $733,762
                                                      DEATH BENEFIT OPTION 1

                                  MALE AGE 45
                                   NONSMOKER
                           ASSUMING CURRENT CHARGES

                                                 ACCUMULATION VALUE       CASH SURRENDER VALUE
                     DEATH BENEFIT ASSUMING     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                    HYPOTHETICAL GROSS ANNUAL ANNUAL INVESTMENT RETURN   GROSS ANNUAL INVESTMENT
END OF                INVESTMENT RETURN OF               OF                     RETURN OF
POLICY  ACCUMULATED ------------------------- ------------------------- -------------------------
 YEAR   PREMIUMS(1)  0.0%    6.0%     12.0%    0.0%    6.0%     12.0%    0.0%    6.0%     12.0%
------  ----------- ------- ------- --------- ------- ------- --------- ------- ------- ---------
   1      262,500   733,762 750,345   793,107 245,497 260,359   275,197 245,497 260,359   275,197
   2      275,625   733,762 757,097   845,847 240,791 270,936   302,696 240,791 270,936   302,696
   3      289,406   733,762 764,515   902,804 236,235 282,092   333,118 236,235 282,092   333,118
   4      303,877   733,762 771,851   963,403 231,539 293,571   366,427 231,539 293,571   366,427
   5      319,070   733,762 779,209 1,028,006 226,735 305,423   402,944 226,735 305,423   402,944
   6      335,024   733,762 786,695 1,097,023 221,843 317,691   443,010 221,843 317,691   443,010
   7      351,775   733,762 794,360 1,170,830 216,873 330,407   486,996 216,873 330,407   486,996
   8      369,364   733,762 802,262 1,249,856 211,814 343,587   535,279 211,814 343,587   535,279
   9      387,832   733,762 810,397 1,334,470 206,634 357,229   588,244 206,634 357,229   588,244
  10      407,224   733,762 818,701 1,424,964 201,261 371,298   646,250 201,261 371,298   646,250
  15      519,732   733,762 865,100 1,986,467 171,680 449,252 1,031,586 171,680 449,252 1,031,586
  20      663,324   733,762 920,054 2,787,179 134,926 541,269 1,639,699 134,926 541,269 1,639,699

--------
(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR
FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                                LEGACY ENHANCER

SINGLE PREMIUM $250,000.00                    INITIAL SPECIFIED AMOUNT $733,762
                                                      DEATH BENEFIT OPTION 1

                                  MALE AGE 45
                                   NONSMOKER
                          ASSUMING GUARANTEED CHARGES

                                                      ACCUMULATION VALUE       CASH SURRENDER VALUE
                          DEATH BENEFIT ASSUMING     ASSUMING HYPOTHETICAL     ASSUMING HYPOTHETICAL
                         HYPOTHETICAL GROSS ANNUAL ANNUAL INVESTMENT RETURN   GROSS ANNUAL INVESTMENT
                           INVESTMENT RETURN OF               OF                     RETURN OF
  END OF     ACCUMULATED ------------------------- ------------------------- -------------------------
POLICY YEAR  PREMIUMS(1)  0.0%    6.0%     12.0%    0.0%    6.0%     12.0%    0.0%    6.0%     12.0%
-----------  ----------- ------- ------- --------- ------- ------- --------- ------- ------- ---------
      1        262,500   733,762 745,411   787,907 243,836 258,647   273,393 243,836 258,647   273,393
      2        275,625   733,762 747,571   835,247 237,561 267,527   298,902 237,561 267,527   298,902
      3        289,406   733,762 749,737   885,418 231,157 276,639   326,703 231,157 276,639   326,703
      4        303,877   733,762 751,923   938,609 224,610 285,992   356,997 224,610 285,992   356,997
      5        319,070   733,762 754,092   994,957 217,890 295,579   389,989 217,890 295,579   389,989
      6        335,024   733,762 756,268 1,054,685 210,977 305,403   425,913 210,977 305,403   425,913
      7        351,775   733,762 758,386 1,117,906 203,818 315,444   464,983 203,818 315,444   464,983
      8        369,364   733,762 760,476 1,184,862 196,369 325,691   507,444 196,369 325,691   507,444
      9        387,832   733,762 762,525 1,255,750 188,575 336,126   553,543 188,575 336,126   553,543
     10        407,224   733,762 764,529 1,330,795 180,370 346,730   603,543 180,370 346,730   603,543
     15        519,732   733,762 774,572 1,778,753 131,423 402,241   923,718 131,423 402,241   923,718
     20        663,324   733,762 784,027 2,375,316  61,323 461,243 1,397,400  61,323 461,243 1,397,400

--------
(1) Assumes net interest of 5% compounded annually.

THE VALUES WILL DIFFER IF PREMIUMS ARE PAID IN DIFFERENT AMOUNTS OR
FREQUENCIES.

THE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN.

                            ADDITIONAL INFORMATION

  A general overview of the Policies appears at pages   --  . The additional
information that follows gives more details, but generally does not repeat what is set forth above.

                                                                       PAGE TO
                                                                        SEE IN
                                                                         THIS
                 CONTENTS OF ADDITIONAL INFORMATION                   PROSPECTUS
                 ----------------------------------                   ----------
AGL..................................................................
Separate Account VL-R................................................
Tax Effects..........................................................
Voting Privileges....................................................
Your Beneficiary.....................................................
Assigning Your Policy................................................
More About Policy Charges............................................
Effective Date of Policy and Related Transactions....................
Distribution of the Policies.........................................
Payment of Policy Proceeds...........................................
Adjustments to Death Benefit.........................................
Additional Rights That We Have.......................................
Our Reports to Policy Owners.........................................
AGL's Management.....................................................
Legal Matters........................................................
Accounting and Actuarial Experts.....................................
Certain Potential Conflicts..........................................

  Special words and phrases. If you want more information about any words or phrases that you read in this prospectus, you may wish to refer to the Index of Words and Phrases that appears at the end of the back cover of this prospectus. That index will tell you on what page you can read more about many of the words and phrases that we use.

AGL

  We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware in 1917. AGL is a indirect, wholly-owned subsidiary of American General Corporation (formerly American General Insurance Company), a diversified financial services holding company engaged primarily in the insurance business. The commitments under the Contracts are AGL's, and American General Corporation has no legal obligation to back those commitments.

SEPARATE ACCOUNT VL-R

  We hold the Mutual Fund shares in which any of your accumulation value is invested in our Separate Account VL-R. Separate Account VL-R is a "separate account," as defined by the SEC and is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the separate account on May 6, 1997.

  For record keeping and financial reporting purposes, Separate Account VL-R is divided into 22 separate "divisions", 6 of which correspond to one of the 6 available investment options. The remaining 16 divisions represent investment options available under another variable life Policy we offer. We hold the Mutual Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option.

  The assets in the Separate Account VL-R are our property. Nevertheless, the assets in the Separate Account VL-R would be available only to satisfy the claims of owners of the Policies, to the extent they have allocated their accumulation value to the Separate Account VL-R. Our other creditors could reach only those Separate Account VL-R assets (if any) that are in excess of the amount of our reserves and liabilities under the Policies with respect to the Separate Account VL-R.

TAX EFFECTS

  This discussion is based on current federal income tax law and interpretations. It assumes that the Policy owner is a natural person who is a U.S. citizen and resident. The tax effects on corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. This discussion is general in nature, and should not be considered tax advice, for which you should consult a qualified tax adviser.

  General. A Legacy Enhancer Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under Section 7702 of the Internal Revenue Code of 1986 ("the Code") and (b) for as long as the investments made by the underlying Mutual Funds satisfy certain investment diversification requirements under Section 817(h) of the Code. We believe that the Policies will meet these requirements and that:

  . the death benefit received by the beneficiary under your Policy will not be subject to federal income tax; and

  . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

  The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract" (which is discussed below). In all cases, however, the character of all income that is described below as taxable to the payee will be ordinary income (as opposed to capital gain).

  Testing for modified endowment contract status. Your Policy will be a "modified endowment contract" if, at any time during the first seven Policy years, you have paid a cumulative amount of premiums that exceeds the premiums that would have been paid by that time under a similar fixed-benefit insurance policy that was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits after the payment of seven level annual premiums. This is called the "seven-pay" test.

  Whenever there is a "material change" under a Policy, the Policy will generally be (a) treated as a new contract for purposes of determining whether the Policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the Policy at the time of such change. A materially changed Policy would be considered a modified endowment if it failed to satisfy the new seven-pay limit. A material change for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount of coverage, and certain other changes.

  If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount resulting from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract. A life insurance policy that is received in exchange for a modified endowment contract will also be considered a modified endowment contract.

  Other effects of Policy changes. Changes made to your Policy (for example, a decrease in benefits or a lapse or reinstatement of your Policy) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

  Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime, as a non-modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the loan generally will not be tax deductible.

  After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

  On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy terminates after a grace period while there is a policy loan, the cancellation of such loan and accrued loan interest will be treated as a distribution and could be subject to tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

  Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy during the insured person's lifetime will be taxed on an "income-first" basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan) or partial surrender. Any such distributions will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy. For modified endowment contracts, your basis is similar to the basis described above for other Policies, except that it also would be increased by the amount of any prior loan under your Policy that was considered taxable income to you. For purposes of determining the taxable portion of any distribution, all modified endowment contracts issued by the same insurer (or its affiliate) to the same owner (excluding certain qualified plans) during any calendar year are aggregated. The U.S. Treasury Department has authority to prescribe additional rules to prevent avoidance of "income-first" taxation on distributions from modified endowment contracts.

  A 10% penalty tax also will apply to the taxable portion of most distributions from a Policy that is a modified endowment contract. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. If your Policy terminates after a grace period while there is a Policy loan, the cancellation of such loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any loan) over your basis in the Policy, will be subject to federal income tax and, unless an exception applies, the 10% penalty tax.

  Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a Policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract. The Treasury Department has been authorized to prescribe rules which would treat similarly other distributions made in anticipation of a policy becoming a modified endowment contract.

  Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

  Diversification. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Failure by us to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Our Separate Account VL-R, through the Mutual Funds, intends to comply with these requirements. Although the Company does not have direct control over the investments or activities of the Mutual Funds, it will enter into agreements with them requiring the Mutual Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

  In connection with the issuance of then temporary diversification regulations, the Treasury Department stated that it anticipated the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Mutual Funds within a Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. If you were considered the owner of the assets of the Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of our Separate Account VL-R.

  Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under a Legacy Enhancer Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. Federal estate tax is integrated with federal gift tax under a unified rate schedule. In general, estates less than $625,000 (or larger amounts specified in the Code to commence in certain future years) will not incur a federal estate tax liability. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

  As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

  The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

  Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

  If purchased as part of a pension or profit-sharing plan, the reasonable net premium cost for such amount of insurance is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan.

  There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

  Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

  ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974. You should consult a qualified legal adviser.

  Our taxes. The operations of our Separate Account VL-R are reported in our federal income tax return, but we currently pay no income tax on the Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable life insurance policy reserves. Therefore, no charge is currently being made to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to the Separate Account VL-R for income taxes incurred by us that are allocable to the Policies.

  We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, charges may be made for such taxes when they are attributable to our Separate Account VL-R or allocable to the Policies.

  Certain Mutual Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

  When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

  Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

VOTING PRIVILEGES

  You will be entitled to instruct us how to vote Mutual Fund shares held in the divisions of Separate Account VL-R and attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes you are entitled to direct with respect to a particular Mutual Fund is equal to (a) your accumulation value invested in that Fund divided by
(b) the net asset value of one share of that Fund. Fractional votes will be recognized.

Separate Account VL-R will vote all shares of each Fund that it holds of record in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account VL-R.

  If you are entitled to give us voting instructions, we will send you proxy material and a form for providing such instructions. In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and detail the reasons in our next report to Policy owners.

  AGL reserves the right to modify these procedures in any manner consistent with applicable legal requirements and interpretations as in effect from time to time.

YOUR BENEFICIARY

  You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the insured person's lifetime. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

ASSIGNING YOUR POLICY

  You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. Two copies of the assignment must be forwarded to us. We are not responsible for any payment we make or any action taken before we receive due and complete notice of the assignment in good order. Nor are we responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser prior to making an assignment.

MORE ABOUT POLICY CHARGES

  Purpose of our charges. The charges under the Policies are designed to cover, in the aggregate, our direct and indirect costs of selling, administering and providing benefits under the Policies. They are also designed, in the aggregate, to compensate us for the risks we assume and services that we provide under the Policies. These include mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay); investment risks (such as the risk that adverse investment performance will make it more difficult for us to reduce the amount of our daily charge for revenues below what we anticipate); sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale); regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable life insurance policies); and expense risks (such as the risk that the costs of administrative services that the Policies require us to provide will exceed what we currently project).

  If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss.

  The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policies as insured persons die.

  Any excess from the charges discussed in the preceding paragraph, are primarily intended (a) to defray other expenses in connection with the Policies (such as the costs of processing applications for Policies and other unreimbursed administrative expenses, costs of paying marketing and distribution expenses for the Policies, and costs of paying death claims for the mortality experience of insured persons is worse than we expect), (b) to compensate us for the risk we assume under the Policies, or (c) otherwise to be retained by us as profit.

  Although the preceding paragraphs describe the primary purposes for which charges under the Policies have been designed, these distinctions are imprecise and subject to considerable change over the life of a Policy. We have full discretion to retain or use the revenues from any charge or charge increase for any purpose, whether or not related to the Policies.

  Change of tobacco use. If the person insured under your Policy is a tobacco user, you may apply to us for an improved risk class if the insured person meets our then applicable requirements for demonstrating that he or she has ceased tobacco use for a sufficient period.

  Gender neutral Policies. Our cost of insurance charge rates in Montana will not be greater than the comparable male rates illustrated in this prospectus.

  Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, rating class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of sex.

  Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value first to the oldest increments of specified amount in order to compute our net amount at risk at each cost of insurance rate. See "Monthly Insurance Charge" beginning
on page    .

  Miscellaneous. Each of the distributors or advisers of the Mutual Funds listed on page 1 of this prospectus reimburses us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These reimbursements will be reasonable in relation to the services performed and are not designed to result in a profit. These reimbursements are paid by the distributors or the advisers, and will not be paid by the Mutual Funds, the divisions or the owners. No payments have yet been made under these arrangements, because no Policies have yet been issued.

EFFECTIVE DATE OF POLICY AND RELATED TRANSACTIONS

  Valuation dates, times, and periods. We generally compute values under Policies on each day that we are open for business except, with respect to any investment option, days on which the related Mutual Fund does not value its shares. We call each such day a "valuation date."

  We compute policy values as of 3:00 p.m., Central time, on each valuation date. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period."

  Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at our Home Office (shown on the first page of this prospectus). If we receive it after the close of business on any valuation date, however, we consider that we have received it on the day following that valuation date.

  Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's insurance rate class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the minimum first premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death.

  Date of issue; Policy months and years. After we approve an application for a Policy and assign an appropriate insurance rate class, we prepare the Policy. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "date of issue." Policy months and years are measured from the date of issue. In order to preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

  Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

  Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt in the Home Office of the necessary premium, or (c) in the case of a back-dated policy, the date we approve the Policy for insurance.

  Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions implemented in response to requests and elections made by you are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

  . Increases you request in the specified amount of insurance, and reinstatements of Policies that have lapsed take effect on the Policy's monthly deduction day on or next following our approval of the transaction;

  . We may return premium payments if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

  . If you exercise the right to return your Policy described on the first page of this prospectus, your coverage will end when you mail us your Policy or deliver it to your AGL representative; and

  . If you pay a premium in connection with a request which requires our approval, your payment will be applied when received rather than following the effective date of the change requested so long as your coverage is in force and the amount paid will not cause you to exceed premium limitations under the Code. If we do not approve your request, no premium will be refunded to you except to the extent necessary to cure any violation of the maximum premium limitations under the Code. This procedure will not apply to premiums remitted in connection with reinstatement requests.

DISTRIBUTION OF THE POLICIES

  American General Securities Incorporated ("AGSI") is the principal underwriter of the Policies. AGSI is a wholly-owned subsidiary of AGL, a wholly-owned subsidiary of American General Corporation ("American General"), and its principal office is 2727 Allen Parkway, Houston, Texas, 77019. AGSI was organized as a Texas corporation on March 8, 1983 and is a registered broker-dealer under the Securities Exchange Act of 1934 ("1934 Act") and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AGSI is also the principal underwriter for AGL's Separate Accounts A and D, and Separate Account E of American General Life Insurance Company of New York, which is a wholly-owned subsidiary of AGL. These separate accounts are registered investment companies.

  AGL has entered into a distribution agreement with AGSI which acts as the principal distributor of the Policies and provides certain marketing support services for which it is compensated by AGL. Pursuant to the agreement, AGL pays AGSI a distribution fee of .20% of each Policy's average annual cash value. AGSI may enter into other agreements with broker-dealers registered under the 1934 Act. AGSI has also entered into an agreement with Independent Advantage Financial and Insurance Services, Inc., a licensed insurance agency and another indirect wholly-owned subsidiary of American General, to provide certain additional marketing support services.

PAYMENT OF POLICY PROCEEDS

  General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of death benefit). If we do not have information about the desired manner of payment within 60 days after the date of notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

  Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a premium payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

  Delay of Separate Account VL-R proceeds. We reserve the right to defer payment of any death benefit, loan or other distribution that is derived from that portion of your accumulation value that is allocated to Separate Account VL-R, if (a) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted; (b) an emergency exists, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to fairly determine the accumulation value; or (c) the SEC by order permits the delay for the protection of owners. Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

  Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application and any application for a change in coverage. However,

  . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in some other way.)

  . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

ADJUSTMENTS TO DEATH BENEFIT

  Suicide. If the insured person commits suicide within two years after the date on which the Policy was issued, the death benefit will be limited to the total of all premiums that have been paid to the time of death minus any outstanding Policy loan and any partial surrenders. If the insured person commits suicide within two years after the effective date of an increase in specified amount that you requested, we will pay the death benefit based on the specified amount which was in effect before the increase, plus the monthly insurance deductions for the increase. Some states require that we compute differently these periods for non-contestability following a suicide.

  Wrong age or sex. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

  Death during grace period. If the insured person dies during the Policy's grace period, we will deduct any overdue monthly charges from the insurance proceeds.

ADDITIONAL RIGHTS THAT WE HAVE

  We have the right at any time to:

  . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $5,000;

  . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $5,000 for any other reason;

  . terminate the automatic rebalancing feature if your accumulation value falls below $100,000;

  . change the underlying Mutual Fund that any investment option uses;

  . add or delete investment options, combine two or more investment options, or withdraw assets relating to Legacy Enhancer from one investment option and put them into another;

  . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

  . operate the Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Our Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

  . make other changes in the Policies that in our judgment are necessary or appropriate to ensure that the Policies continue to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

  If there are any material changes in the underlying investments of an investment option that you are using, you will be notified as required by law. We intend to comply with applicable law in making any changes and, if necessary, we will seek Policy owner approval.

PERFORMANCE INFORMATION

  From time to time, we may quote performance information for the divisions of the Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

  We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Funds in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge or surrender charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges.

OUR REPORTS TO POLICY OWNERS

  Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and policy loans. Notices will be sent to you to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should therefore give us prompt written notice of any address change.

AGL'S MANAGEMENT

  The directors, executive officers, and (to the extent responsible for variable life operations) the other principal officers of AGL are listed below.

          NAME                 BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
          ----            ----------------------------------------------------
James S. D'Agostino, Jr.  Director and Vice Chairman of American General Life
                          Insurance Company since May 1997. Director and
                          President American General Corporation since 1996
                          and Senior Vice President (February 1993-August
                          1993). Officer positions with other American General
                          Companies since July 1986.
Jon P. Newton...........  Director and Vice Chairman of American General Life
                          Insurance Company since February 1996. Director of
                          American General Corporation since October 1995 and
                          Vice Chairman since April 1997; Vice Chairman and
                          General Counsel (October 1995-April 1997). Director
                          of other American General affiliates since October
                          1994. Prior thereto, Partner with Clark, Thomas,
                          Winter & Newton, Austin, Texas (February 1979-
                          February 1993). Directorships with Houston Museum of
                          Natural Science Board of Trustees since 1997;
                          University of Texas Law School Foundation Board of
                          Trustees, Austin, Texas since 1997; University of
                          Texas-Houston Health Science Center Development
                          Board, Houston, Texas since 1996; Texas Commerce
                          Bancshares, Houston, Texas (1985-1993); Texas
                          Commerce Bank, Austin, Texas (1979-1993); Lomas
                          Financial Corporation, Dallas, Texas (1983-1993);
                          Vista Properties, Inc., Dallas, Texas (1992-1993).
Rodney O. Martin, Jr. ..  Director, President and CEO of American General Life
                          Insurance Company since August 1996. Chairman of the
                          Board since April, 1998. President of American
                          General Life Insurance Company of New York (November
                          1995-August 1996). Vice President Agencies, with
                          Connecticut Mutual Life Insurance Company (1990-
                          1995).
David A. Fravel.........  Director and Senior Vice President of American
                          General Life Insurance Company since November 1996.
                          Elected Executive Vice President in April, 1998.
                          Senior Vice President Massachusetts Mutual,
                          Springfield, Missouri (March 1996-June 1996); Vice
                          President, New Business, Connecticut Mutual Life,
                          Hartford, Connecticut (December 1978-March 1996).
Robert F. Herbert, Jr...  Director and Senior Vice President, Chief Financial
                          Officer of American General Life Insurance Company
                          since May 1996, and Controller, Actuary from June
                          1988 to May 1996.
Royce G. Imhoff, II.....  Director, Senior Vice President and Chief Marketing
                          Officer for American General Life Insurance Company
                          since November 1997, Vice President (August 1996-
                          August 1997), and Regional Director (1992-1996).
John V. LaGrasse........  Director, Senior Vice President and Chief Systems
                          Officer since August 1996. Prior thereto, Director
                          Citicorp Insurance Services, Inc., Dover, Delaware
                          (1986-1996).

           NAME                  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
           ----             ----------------------------------------------------
Gary D. Reddick............ Executive Vice President of American General Life
                            Insurance Company since April 1998. Vice Chairman
                            since July 1997 and Executive Vice President-
                            Administration of The Franklin Life Insurance
                            Company since February 1995. Senior Vice President-
                            Administration of American General Corporation
                            (October 1994-February 1995). Senior Vice President
                            for American General Life Insurance Company
                            (September 1986-October 1994).
Philip K. Polkinghorn...... Director of American General Life Insurance Company
                            since February 1997. Senior Vice President-Product
                            Development Center since April, 1998. Senior Vice
                            President and Chief Marketing Officer (December
                            1996-September 1997). Prior thereto, Chief Financial
                            Officer, Connecticut Mutual Life Insurance Company
                            (March 1995-March 1996); Senior Vice President First
                            Colony Life Insurance Company, Lynchburg, Virginia
                            (March 1996-December 1996), and Chief Marketing
                            Officer, Allmerica Financial, Worchester, MA (March
                            1993-April 1994).
Wayne A. Barnard........... Senior Vice President and Chief Actuary of American
                            General Life Insurance Company since November 1997
                            and Vice President since February, 1991 and Chief
                            Actuary since February, 1993.
B. Shelby Baetz............ Senior Vice President, General Counsel and Secretary
                            of American General Life Insurance Company since
                            April 1998. From 1986 through 1997, held various
                            attorney positions at American General Corporation
                            with the last title being Associate General Counsel.
F. Paul Kovach Jr.......... Senior Vice President-Broker Dealers and FIMG for
                            American General Life Insurance Company since August
                            1997. Since October 1994, President and Director of
                            American General Securities, Inc. Vice President of
                            Chubb Securities Corporation, Concord, New
                            Hampshire, (February 1990-October 1994).
Simon J. Leech............. In July 1997 named as Senior Vice President-Houston
                            Service Center for American General Life Insurance
                            Company. Various positions with American General
                            Life Company since 1981, including Director of POS
                            in 1993, and Vice President-Policy Administration in
                            1995.
Brian D. Murphy............ In April 1998 named as Senior Vice President-
                            Insurance Operations of American General Life
                            Insurance Company. Vice President-Sales, Phoenix
                            Home Life, Hartford, CT (January 1997-April 1998).
                            Vice President of Underwriting and Issue, Phoenix
                            Home Life (July 1994-January 1997). Various
                            positions with Mutual New York, Syracuse, NY,
                            including Agent, Agency Manager, Marketing Life and
                            DI Underwriting Management, (1978-July 1994).

           NAME                  BUSINESS EXPERIENCE WITHIN PAST FIVE YEARS
           ----             ----------------------------------------------------
Robert A. Slepicka......... In September, 1997 named as President of the
                            Corporate Markets Group of American General Life
                            Insurance Company. Senior Vice President-American
                            General Life Insurance Company, American General
                            Life Insurance Company of New York, and the United
                            States Life Insurance Company, New York. President-
                            American General Life Insurance Company of New York
                            (December 1996). President-United States Life
                            Insurance Company, New York (June 1997). Senior Vice
                            President of New York Life Insurance Company, New
                            York, NY (1987-October 1996).
Don M. Ward................ In February 1998 named as Senior Vice President-
                            Variable Products-Marketing of American General Life
                            Insurance Company. Vice President of Pacific Life
                            Insurance Company, Newport Beach, CA (1991-February
                            1998).
Larry M. Robinson.......... In April 1998 named as Vice President-Variable
                            Products-Marketing of American General Life
                            Insurance Company. From July 1996 Vice President of
                            American General Life Insurance Company. Vice
                            President of Business Development of Allmerica
                            Financial, Worcester, MA (1994-1996). Vice President
                            of Life Marketing at Nationwide Insurance
                            Enterprise, Columbus, Ohio (1991-1994).

  The principal business address of each person listed above is our Home Office; except that the street number for Messrs. D'Agostino and Newton, is 2929 Allen Parkway and the street address for Mr. Reddick is #1 Franklin Square, Springfield, IL 62713.

LEGAL MATTERS

  We are not involved in any legal proceedings that would be considered material with respect to a Policy owner's interest in Separate Account VL-R. Pauletta P. Cohn, Esquire, Associate General Counsel of the American General Independent Producer Division, an affiliate of AGL, has opined as to the validity of the Policies. Mayer, Brown & Platt has advised AGL about certain federal securities and tax law matters in connection with the Policies.

ACCOUNTING AND ACTUARIAL EXPERTS

  The financial statements of AGL included in this prospectus have been audited by Ernest & Young, LLP, as stated in their reports. The financial statements of AGL have been included in reliance on the reports of Ernest & Young, LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

  Actuarial matters in this prospectus have been examined by Wayne A. Barnard, who is Senior Vice President and Chief Actuary of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

SERVICES AGREEMENT

  American General Independent Producer Division ("AGIPD") is party to an existing general services agreement with AGL. AGIPD, an affiliate of AGL, is a corporation incorporated in Delaware on November 24, 1997. Pursuant to this agreement, AGIPD provides services to AGL, including most of the administration, data processing, systems, customer services, product development, actuarial, auditing, accounting and legal services for AGL and the Legacy Enhancer Policies.

CERTAIN POTENTIAL CONFLICTS

  The Mutual Funds sell shares to separate accounts of insurance companies, both affiliated and not affiliated with AGL. We currently do not foresee any disadvantages to you arising out of this process. Nevertheless, differences in treatment under tax and other laws, as well as other considerations, could cause the interests of various owners to conflict. For example, violation of the federal tax laws by one separate account investing in the Funds could cause the contracts funded through another separate account to lose their tax-deferred status, unless remedial action were taken. However, each mutual Fund has advised us that its board of trustees (or directors) intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that a Fund's response to any such event insufficiently protects our Policy owners, we will see to it that appropriate action is taken to do so. If it becomes necessary for any separate account to replace shares of any Mutual Fund in which it invests, that Fund may have to liquidate securities in its portfolio on a disadvantageous basis.

YEAR 2000

  AGL and its affiliates are in the process of modifying its computer systems to be Year 2000 compliant. During 1997, AGL and its affiliates incurred and expensed $15 million (pretax) related to this project. AGL and its affiliates estimate that it will incur futures costs in excess of $45 million (pretax) for additional internal staff, third-party vendors, and other expenses to render its systems Year 2000 compliant.

  AGL and its affiliates expect to substantially complete this project during 1998. However, risks and uncertainties exist in most significant systems development projects. If conversion of AGL and its affiliates' systems is not completed on a timely basis, due to non-performance by third-party vendors or other unforeseen circumstances, the Year 2000 issue could have a material adverse impact on the operations of AGL and its affiliates.

                             FINANCIAL STATEMENTS

  The financial statements of AGL contained in this prospectus should be considered to bear only upon the ability of AGL to meet its obligations under the Legacy Enhancer Policies. They should not be considered as bearing upon the investment experience of the Separate Account VL-R. No financial statements of Separate Account VL-R are included because, as of December 31, 1997, the Separate Account VL-R had not yet commenced operations and has no assets or liabilities.

                                                                       PAGE TO
                                                                        SEE IN
CONSOLIDATED FINANCIAL STATEMENTS OF AMERICAN GENERAL LIFE INSURANCE     THIS
                              COMPANY                                 PROSPECTUS
--------------------------------------------------------------------  ----------
Report of Ernest & Young, LLP, Independent Auditors.................
Consolidated Balance Sheets as of December 31, 1997 and 1996........
Consolidated Statements of Income for the years ended December 31,
 1997, 1996 and 1995................................................
Consolidated Statements of Shareholders' Equity for the years ended
 December 31, 1997, 1996 and 1995...................................
Consolidated Statements of Cash Flows for the years, ended December
 31, 1997, 1996 and 1995............................................
Notes to Consolidated Financial Statements..........................

[Financial Statements to be filed by pre-effective amendment]

                          INDEX OF WORDS AND PHRASES

  This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                            PAGE TO
                             SEE IN
                              THIS
       DEFINED TERM        PROSPECTUS
       ------------        ----------
accumulation value........
AGIPD.....................
AGL.......................
amount at risk............
automatic rebalancing.....
basis.....................
beneficiary...............
cash surrender value......
close of business.........
Code......................
cost of insurance rates...
daily charge..............
date of issue.............
death benefit.............
division..................
dollar cost averaging.....
full surrender............
Fund......................
grace period..............
insured person............
investment option.........
lapse.....................
Legacy Enhancer...........
loan, loan interest.......
maturity, maturity date...
monthly deduction day.....
Mutual Fund...............
monthly insurance charge..

                                                                  PAGE TO
                                                                   SEE IN
                                                                    THIS
                          DEFINED TERM                           PROSPECTUS
                          ------------                           ----------
Option 1, 2.....................................................
our.............................................................
owner...........................................................
partial surrender...............................................
payment option..................................................
planned periodic premium........................................
Policy..........................................................
Policy anniversary..............................................
Policy loan.....................................................
Policy month, year..............................................
preferred loan interest.........................................
premium payments................................................
premiums........................................................
prospectus......................................................
reinstate, reinstatement........................................
SEC.............................................................
Separate Account VL-R...........................................
separate account................................................
seven-pay test..................................................
specified amount................................................
surrender.......................................................
target..........................................................
telephone transfer..............................................
transfers.......................................................
valuation date, period..........................................
we..............................................................
you, your.......................................................

  We have filed a registration statement relating to Separate Account VL-R and the Policies with the SEC. The registration statement, which is required by the Securities Act of 1933, includes additional information that is not required in this prospectus. If you would like the additional information, you may obtain it from the SEC's main office in Washington, D.C. You will have to pay a fee for the material.

  NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (OR ANY SALES LITERATURE APPROVED BY AGL) IN CONNECTION WITH THE OFFER OF THE POLICIES, AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THE POLICIES ARE NOT AVAILABLE IN ALL JURISDICTIONS, AND THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER IN ANY JURISDICTION TO ANY PERSON TO WHOM SUCH OFFER WOULD BE UNLAWFUL THEREIN.